                        EAI Select Managers Equity Fund

                                 Review of 1997

--------------------------------------------------------------------------------
Dear Fellow Shareholder:

We are very pleased to present the second annual report on the EAI Select Managers Equity Fund. The first part of this review details the performance of the Fund and the factors that influenced it, while the second part summarizes the economy and domestic equity market in 1997.

EAI SELECT MANAGERS EQUITY FUND

The EAI Select Managers Equity Fund returned an impressive 28.8% in 1997. This return compares favorably to the average Morningstar growth fund (24.6%), the average equity mutual fund (+24.4%) and the DJIA (+24.9%).

During the year we added two new managers, Mastrapasqua & Associates and Siphron Capital Management. Both were beneficial to the overall performance of the Fund. This combination outperformed the manager they replaced and provides us with an array of managers in whom we are quite confident going forward.

For the year, financial (+48.7%), consumer cyclical (+45.4%) and noncyclical (+34.5%), the three largest sectors, averaging 22%, 19% and 21%, were primarily responsible for the excellent results.

These sectors included some of the Fund's largest and best performing issues. Travelers Group (+79.9%), Tele-Comm.-Liberty Media (+90.4%) and Schering-Plough (+94.2%) were standouts. All have had upside earnings surprises.

The only major laggards were technology (+15.4%), hurt by Intel Corp. (+7.4%) and industrials (+14.0%), which included Boeing (-7.1%) and Lockheed Martin (+9.5%). Both sectors were negatively impacted by the turmoil in Southeast Asia since sales growth in this region is an important component of future earnings.

ECONOMIC REVIEW

The year began with the spotlight on the Federal Reserve and ended with a focus on the turmoil occurring in Southeast Asia.

In late 1996, Fed Chairman Greenspan questioned the staying power of the strong stock market advance, particularly if investors became "irrationally exuberant".

In a move that surprised few, the much anticipated and long debated need by the Federal Reserve to raise short-term interest rates finally occurred on March
25. In an attempt to slow the economy, and as a pre-emptive move against inflation, the federal funds rate was raised 0.25% to 5.50%. It was the first change since a 0.25% cut on January 31, 1996 and the first increase since a 0.50% boost on February 1, 1995. Money center banks promptly raised their prime lending rate to 8.5% from 8.25%.

What was a surprise to everyone in 1997, including the Fed, was the absence of inflation despite robust economic growth. The four "no action" meetings from May through September calmed the markets and contributed to robust rallies in stocks and bonds. Due to the economic, financial market and currency upheaval in Asia, the Fed refrained from raising rates in the fourth quarter, despite above trend growth in the U.S. economy; this helped keep the U.S. markets from suffering a similar fate.


THE STOCK MARKET REVIEW

                QUARTERLY RETURNS
              ------------------------  YEAR
              MARCH  JUNE  SEPT.  DEC.  1997
---------------------------------------------
S&P 500        2.7%  17.5%  7.5%   2.9% 33.4%
Russell 2000  -5.2   16.2  14.9   -3.3  22.4
---------------------------------------------

In 1997, the S&P 500 rose 33.4%, marking the fifteenth calendar year advance in sixteen years. Taken with 1995's (37.6%) and 1996's (23.0%)

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
advances, the three year return was the best ever recorded. All four quarters had positive returns and since the elections of 1994, 30 of the past 37 months have seen higher stock prices.

Small stocks underperformed for the fourth year in a row; this year's lag was significant, at 1100 basis points. Investors have been flocking to mostly larger, more liquid securities with earnings consistency in these times of economic uncertainty. There were three distinct cycles of leadership, which for the year, clearly favored larger companies. See below:

                    PERIOD (LEADERSHIP)
              -------------------------------
              12/31-4/30 4/30-9/30 9/30-12/31
---------------------------------------------
S&P 500           8.8%      19.1%     -2.9%
Russell 2000     -4.9       33.1      -3.3
Large/Small     Large      Small     Large
---------------------------------------------

Company characteristics played a major role in results in 1997. The clear determinant of performance was size. An example: the highest quintile by market capitalization in the S&P 500 rose, on average, 35.3% in 1997.

Financial (1997: +47.4%), the star of 1995 and 1996, was once again the winner in 1997, outperforming the next best sector, consumer noncyclical (+39.1%) by 830 basis points. Over those three years, the sector amassed an annualized return of 45.2%. The continued fall in interest rates, combined with consolidation, helped propel financial services (+58.9%) and insurance (+49.5%).

Consumer noncyclicals came on strong in the fourth quarter after lackluster results in 1996 and the first nine months of 1997. Defensive, consistent growers such as drug (+56.2%), food (+43.8%) and soap/cosmetics (+44.2%) issues led the market late in the year as flight-to-quality buying accelerated.

The major laggards in 1997 were commodity-based basic industry (+6.8%) and energy (+24.5%). Low inflation, slack demand and ample supply significantly depressed the metals/mining (-35.9%), aluminum(-4.0%), steel (+3.7%) and energy exploration (+7.0%) issues.

Two other sectors worth noting, based on their fourth quarter results, were technology (1997: +29.6%; 4th Qtr. -9.1%) and utility (+34.3%; +18.9%), the worst and best performer; through the first nine months of the year, their roles as leaders/laggards were reversed.

Technology was hard hit late in the year on fears of softer earnings caused by the Southeast Asian turmoil. Many companies confirmed this fear and warned of earnings shortfalls.

Utilities came to life after being in the cellar for nearly two years. A restructuring and new management at AT&T Corp. (+45.9%; +39.3%), and consolidation helped spark the telephones (+39.0%; +20.0%), which comprise two-thirds of the sector.

The attached report provides you with a listing of the investment portfolio, performance results, and the financial statements as of December 31, 1997. As always, should you have any questions, please feel free to contact us.

We thank you for your continued confidence in the EAI Select Managers Equity
Fund.

Sincerely,

/s/ Phillip Maisano

Phillip Maisano
President

February 1998

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------

                                  LINE GRAPH

                 EAI SELECT MANAGERS EQUITY FUND VS. S&P 500

         EAI Select  S&P 500
12/95        500000   500000
3/96         517842   526817
6/96         529724   550437
9/96         535170   567454
12/96        566096   614780
3/97         561387   631243
6/97         657132   741459
9/97         715206   797062
12/97        729357   819976

                       PERFORMANCE RECORD AS OF 12/31/97
--------------------------------------------------------------------------------

                          Average Annual Total Returns

----------------------------------
  1 Year                    28.84%
----------------------------------
  Since Inception (1/2/96)  21.38

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Manager is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

   EAI Select Managers Equity Fund Schedule of Investments December 31, 1997

 NO. OF
 COMMON
 SHARES                 SECURITIES                         VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 AEROSPACE: 4.4%
  4,620        Boeing Co.                                   $   226,091
  5,300        General Dynamics
                Corporation                                     458,119
  5,900        General Motors Corp. "H"                         357,688
  5,600        Lockheed Martin Corp.                            551,600
  4,200        Textron Inc.                                     262,500
  5,800        United Technologies Corp.                        422,313
                                                            -----------
                                                              2,278,311
                                                            -----------
 AIRLINES: 0.5%
  1,200        AMR Corp. (DE)+                                  154,200
  1,100        Detal Air Lines Inc.                             130,900
                                                            -----------
                                                                285,100
                                                            -----------
 AUTOS: 0.4%
  4,600        Ford Motor Company                               223,963
                                                            -----------
 BANKS: 7.2%
  1,490        Banc One Corp.                                    80,926
  7,100        BankAmerica Corp.                                518,300
  6,200        Bank of Boston Corp.                             582,413
  7,900        Bank of New York Co. Inc.                        456,719
    600        Bankers Trust Co.                                 67,463
    900        Barnett Banks Inc.                                64,688
  2,000        Centura Banks Inc.                               138,000
  3,388        Chase Manhattan Corp.                            370,986
  6,900        First Chicago NBD Corp.                          576,150
  2,100        Fleet Financial                                  157,369
 12,150        MBNA Corp.                                       331,847
  1,700        NationsBank Corp.                                103,381
  1,000        Wells Fargo & Company                            339,438
                                                            -----------
                                                              3,787,680
                                                            -----------
 BEVERAGES: 2.6%
  2,700        Anheuser-Busch Companies,
                Inc.                                            118,800
  6,000        Coca-Cola Company                                400,125
 23,400        Pepsico Inc.                                     852,638
                                                            -----------
                                                              1,371,563
                                                            -----------
 BUILDING/HEAVY CONSTRUCTION: 0.6%
  2,700        Foster Wheeler Corp.                              73,069
  7,612        Halter Marine Group Inc.+                        219,797
                                                            -----------
                                                                292,866
                                                            -----------

 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 CHEMICALS: 1.2%
  5,800              Du Pont (E.I.) De Nemours                                $   348,363
  3,600              PPG Industries, Inc.                                         205,650
    700              FMC Corp.+                                                    47,119
                                                                              -----------
                                                                                  601,132
                                                                              -----------
 COMPUTER SERVICES/OFFICE EQUIPMENT: 5.9%
  3,050              CBT Group Plc. (ADR)+
                      (Ireland)                                                   250,481
  2,540              Electronic Data Systems
                      Corp.                                                       111,601
  6,000              EMC Corp.+                                                   164,625
  7,000              First Data Corp.                                             204,750
  5,200              Hewlett-Packard Co.                                          325,000
  8,900              International Business
                      Machines Corp.                                              930,585
  2,000              Microsoft Corp.+                                             258,500
 10,000              Novell Inc.+                                                  75,000
  8,000              Oracle Corp.+                                                178,500
  8,000              Saville Systems Ireland
                      Plc. (ADR)+ (Ireland)                                       332,000
  3,800              Xerox Corp.                                                  280,488
                                                                              -----------
                                                                                3,111,530
                                                                              -----------
 DRUGS: 9.2%
  6,000              Abbott Laboratories                                          393,375
  2,300              American Home Products
                      Corp.                                                       175,950
  5,300              Bristol-Myers Squibb Co.                                     501,513
  7,000              Johnson & Johnson                                            461,125
  4,000              Lilly (Eli) & Co.                                            278,500
  4,000              Merck & Co.                                                  425,000
 11,500              Pfizer Inc.                                                  857,469
 14,900              Schering-Plough Corp.                                        925,663
  6,200              Warner-Lambert Co.                                           768,800
                                                                              -----------
                                                                                4,787,395
                                                                              -----------
 ELECTRIC UTILITIES: 1.4%
  6,600              AES Corp.+                                                   307,725
  2,000              Consolidated Edison Inc.                                      82,000
  3,900              Edison International                                         106,031
  3,300              Entergy Corporation                                           98,794
  5,046              PG&E Corporation                                             153,588
                                                                              -----------
                                                                                  748,138
                                                                              -----------

                       See Notes to Financial Statements.

   EAI Select Managers Equity Fund Schedule of Investments December 31, 1997
                                  (continued)

 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 ELECTRICAL EQUIPMENT: 0.9%
  9,300              Cooper Industries Inc.                                   $   455,700
                                                                              -----------
 ELECTRONICS: 2.4%
  5,000              Applied Materials Inc.+                                      150,625
  2,000              Hadco Corp.+                                                  90,500
  4,000              Intel Corp.                                                  281,000
  1,600              Motorola Inc.                                                 91,300
  7,500              Qlogic Corp.+                                                221,250
    376              Raytheon Company                                              18,553
  5,000              Semtech Corp.+                                               195,625
 10,000              Smart Modular Technologies
                      Inc.+                                                       230,000
                                                                              -----------
                                                                                1,278,853
                                                                              -----------
 ENERGY--OIL & GAS: 0.6%
  1,700              Ashland Inc.                                                  91,269
  3,000              Tuboscope Inc.+                                               72,188
  6,000              Williams Co. Inc.                                            170,250
                                                                              -----------
                                                                                  333,707
                                                                              -----------


 FABRICATING COMPONENTS: 0.5%
  6,300              Libbey Inc.                                                  238,613
                                                                              -----------
 FINANCIAL SERVICES: 5.0%
  2,500              Ahmanson (H.F.) & Company                                    167,344
  7,000              American Express Company                                     624,750
  3,700              Capital One Financial Corp.                                  200,494
  7,000              Charles Schwab Co.                                           293,563
 11,300              Federal Home Loan Mortgage
                      Corp.                                                       473,894
 11,400              Federal National Mortgage
                      Assoc.                                                      650,513
  3,600              Morgan Stanley, Dean
                      Witter, Discover and Co.                                    212,850
                                                                              -----------
                                                                                2,623,408
                                                                              -----------
 FOOTWEAR: 0.5%
  6,000              Nike Inc.                                                    235,500
                                                                              -----------
 HEALTH SERVICES: 0.4%
  7,000              Total Renal Care Holdings,
                      Inc.+                                                       192,500
                                                                              -----------
 HOSPITAL SUPPLY: 1.8%
  2,100              Baxter International, Inc.                                   105,919
 16,700              Becton Dickinson & Company                                   835,000
                                                                              -----------
                                                                                  940,919
                                                                              -----------

 NO. OF
 COMMON
 SHARES                      SECURITIES                                    VALUE (NOTE 1)
-----------------------------------------------------------------------------------------

 HOTELS AND RESTAURANTS: 2.0%
  7,400             Host Marriott Corp.+                                    $   145,225
 10,100             Marriott International Inc.                                 699,425
  5,319             Promus Hotel Corp.+                                         223,388
                                                                            -----------
                                                                              1,068,038
                                                                            -----------
 INSURANCE: 8.0%
  1,900             Aetna Inc.                                                  134,069
  8,400             Allstate Corp.                                              763,350
  5,100             AMBAC Inc.                                                  234,600
  5,500             Chubb Corp.                                                 415,938
  2,500             General Re Corporation                                      530,000
  5,200             Hartford Finl. Svcs. Group
                     Inc.                                                       486,525
  4,000             Healthcare Comp. Corp.+                                     204,500
  7,200             Nationwide Finl. Svcs. Group
                     Inc.                                                       260,100
  3,000             SunAmerica Corp.                                            128,250
  3,200             TransAmerica Corp.                                          340,800
 13,381             Travelers Group Inc.                                        720,901
                                                                            -----------
                                                                              4,219,033
                                                                            -----------
 LEISURE: 0.9%
  3,200             Carnival Corp. "A"                                          177,200
 10,500             Galileo International Inc.                                  290,063
                                                                            -----------
                                                                                467,263
                                                                            -----------
 MACHINERY--AUTO/CONSTRUCTION: 0.6%
  1,600             Caterpillar Inc.                                             77,700
  7,000             McDermott Int'l Inc.                                        256,375
                                                                            -----------
                                                                                334,075
                                                                            -----------
 MEDIA: 10.6%
  3,800             Belo (A.H.) Corp. Series A                                  213,275
  7,000             CBS Corp.                                                   206,063
  2,300             Cox Communication Inc. Cl.A+                                 92,144
  7,000             Gannett Company Inc.                                        432,688
 15,450             Jacor Communications Inc.+                                  820,781
 10,900             New York Times-Class "A"                                    720,763
  8,324             Tele-Communications
                     TCI Group "A"+                                             232,552
 21,350             Tele-Comm. Liberty Media
                     Group+                                                     773,938
  6,500             Time Warner Inc.                                            403,000
  7,700             Tribune Company                                             479,325
 24,900             U.S. West Media Group                                       718,988
 12,300             Valassis Communications,
                     Inc.+                                                      455,100
                                                                            -----------
                                                                              5,548,617
                                                                            -----------


                       See Notes to Financial Statements.

   EAI Select Managers Equity Fund Schedule of Investments December 31, 1997
                                  (continued)

 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 MEDICAL SERVICES: 2.4%
 11,000              Beverly Enterprises Inc.+                                $   143,000
  5,000              Columbia/HCA Healthcare
                      Corp.                                                       148,125
  8,500              Health Management
                      Associates, Inc.+                                           214,625
  5,000              HealthSouth Corp.+                                           138,750
  5,000              Manor Care Inc.                                              175,000
  5,006              Pharmerica Inc.                                               51,938
  6,000              Quorum Health Group Inc.+                                    156,750
  5,000              Sybron International Corp.+                                  234,688
                                                                              -----------
                                                                                1,262,876
                                                                              -----------
 METALS: 0.3%
  1,500              Reynolds Metals Co.                                           90,000
  2,000              USX US Steel Group, Inc.                                      62,500
                                                                              -----------
                                                                                  152,500
                                                                              -----------
 MULTI-INDUSTRY: 1.0%
  9,600              Allied-Signal Inc.                                           373,800
  2,300              General Electric Co.                                         168,763
                                                                              -----------
                                                                                  542,563
                                                                              -----------
 OIL INTERNATIONAL: 3.8%
  2,200              Amerada Hess Corp.                                           120,725
  8,500              AMP Inc.                                                     357,000
  1,700              Atlantic Richfield Company                                   136,213
  4,400              Baker Hughes Inc.                                            191,950
  1,200              British Petroleum Plc.
                      (ADR) (United Kingdom)                                       95,625
  1,700              Exxon Corp.                                                  104,019
  1,300              Mobil Corp.                                                   93,844
  4,000              Nuevo Energy Co.+                                            163,000
  9,000              Pride International Inc.+                                    227,250
  4,000              St. Mary Land & Explor. Co.                                  140,000
  7,300              Stone Energy Corp.+                                          244,550
  2,200              Texaco Inc.                                                  119,625
                                                                              -----------
                                                                                1,993,801
                                                                              -----------
 PACKAGED FOOD: 3.4%
  5,500              Campbell Soup Company                                        319,688
  7,000              Hershey Foods Corp.                                          433,563
  4,000              Quaker Oats Company                                          211,000
  2,100              Sara Lee Corp.                                               118,256
  8,900              Wrigley (Wm.) Jr. Company                                    708,106
                                                                              -----------
                                                                                1,790,613
                                                                              -----------

 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 PAPER: 1.4%
  3,300              Fort James Corp.                                         $   126,225
  2,100              International Paper Company                                   90,563
  9,400              Kimberly-Clark Corp.                                         463,538
  2,000              Mead Corp.                                                    56,000
                                                                              -----------
                                                                                  736,326
                                                                              -----------
 PERSONAL SERVICES: 3.8%
  4,600              Apollo Group Inc. Class A+                                   217,350
 17,783              Cendant Corporation+                                         611,289
  3,000              Hertz Corp. Class A                                          120,750
  5,600              H&R Block Inc.                                               250,950
  5,000              Robert Half International,
                      Inc.+                                                       200,000
 10,300              Service Corp.                                                380,456
  5,000              Sunrise Assisted Living,
                      Inc.+                                                       215,625
                                                                              -----------
                                                                                1,996,420
                                                                              -----------
 PHOTO EQUIPMENT/SUPPLIES: 0.5%
  4,000              Eastman Kodak Company                                        243,250
                                                                              -----------


 REAL ESTATE: 0.2%
  3,700              Manufactured Home
                      Communities, Inc.                                            99,900
                                                                              -----------
 RESTAURANTS 0.5%
  3,000              CKE Restaurants, Inc.                                        126,375
  4,000              Tricon Global Restaurants,
                      Inc.+                                                       116,250
                                                                              -----------
                                                                                  242,625
                                                                              -----------
 RETAIL--GENERAL MERCHANDISE: 1.7%
  3,500              Costco Companies+                                            156,188
  4,000              Kohl's Corp.+                                                272,500
  1,800              Penney J.C. Co.                                              108,563
  1,300              Sears Roebuck & Company                                       58,825
  7,700              Wal-Mart Stores Inc.                                         303,669
                                                                              -----------
                                                                                  899,745
                                                                              -----------
 RETAIL--SPECIALTY: 2.3%
  7,000              Bed Bath & Beyond, Inc.+                                     269,500
  4,650              Borders Group Inc.+                                          145,603
  3,600              Consolidated Stores Corp.+                                   158,175
  9,000              Walgreen Co.                                                 282,375
  2,400              Whirlpool Corp.                                              132,000
  5,200              Tandy Corp.                                                  200,525
                                                                              -----------
                                                                                1,188,178
                                                                              -----------

                       See Notes to Financial Statements.

   EAI Select Managers Equity Fund Schedule of Investments December 31, 1997
                                  (continued)


 NO. OF
 COMMON
 SHARES                       SECURITIES                                     VALUE (NOTE 1)
-------------------------------------------------------------------------------------------

 SOAP AND COSMETICS: 2.8%
  4,300              Avon Products Inc.                                       $   263,913
  5,000              Clorox Co.                                                   395,313
  8,000              Gillette Co.                                                 803,500
                                                                              -----------
                                                                                1,462,726
                                                                              -----------
 TELEPHONE/COMMUNICATIONS: 3.5%
  3,200              Advanced Fibre Comm. Inc.+                                    93,200
  2,900              Airtouch Communications
                      Inc.+                                                       120,531
  2,900              AT&T Corp.                                                   177,625
  2,193              Bell Atlantic Corp.                                          199,563
  3,000              Ciena Corp.+                                                 183,375
  2,102              GTE Corp.                                                    109,830
  2,200              Newbridge Networks Corp.+                                     76,725
  2,700              SBC Communications Inc.                                      197,775
  5,800              Sprint Corp.                                                 340,025
  4,400              Telephone and Data Systems,
                      Inc.                                                        204,875
  3,900              WorldCom Inc.+                                               117,975
                                                                              -----------
                                                                                1,821,499
                                                                              -----------
 TOBACCO: 0.8%
  9,600              Philip Morris Companies,
                      Inc.                                                        435,000
                                                                              -----------
 TOYS: 0.3%
  4,900              Hasbro Inc.                                                  154,350
                                                                              -----------
 TRANSPORTATION: 1.3%
  1,100              Federal Express
                      Corporation+                                                 67,169
  7,400              Heartland Express Inc.+                                      198,875
  3,000              MotivePower Indus. Inc.+                                      69,750
  2,400              Ryder Systems Inc.                                            78,600
 10,000              Simon Transport Services
                      Inc.+                                                       240,000
                                                                              -----------
                                                                                  654,394
                                                                              -----------
 TOTAL COMMON STOCKS: 97.6%
 (cost: $39,733,206)                                                          $51,100,670
                                                                              -----------

                                                    ANNUALIZED
                                                    YIELD AT
                                           DATE OF  TIME OF       VALUE
SHORT-TERM OBLIGATIONS                     MATURITY PURCHASE    (NOTE 1)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (NOTE 5):
PURCHASED ON 12/31/97; MATURITY VALUE--
 $1,654,450 (WITH BOSTON SAFE DEPOSIT AND
 TRUST CO., COLLATERALIZED $1,740,000
 U.S. TREASURY BILL DUE 4/02/98 WITH A
 YIELD OF 5.31% VALUED AT $1,717,261)      1/02/98    4.90%    $ 1,654,000
                                                               -----------
TOTAL SHORT-TERM OBLIGATIONS: 3.2%
(cost: $1,654,000)                                               1,654,000
                                                               -----------
TOTAL INVESTMENTS:  100.8%
(cost: $41,387,206)                                            $52,754,670
                                                               -----------
LIABILITIES IN EXCESS OF
 OTHER ASSETS: (0.8%)                                             (410,205)
                                                               -----------
NET ASSETS: 100%                                               $52,344,465
                                                               ===========

-------

Glossary:
ADR--American Depositary Receipt
+--Non-income producing.

                       See Notes to Financial Statements.

              EAI Select Managers Equity Fund Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
Investments at value (cost $41,387,206)(Note 1)                  $52,754,670
Cash                                                                     488
Receivables:
 Securities sold                                                      42,486
 Dividends and interest                                               53,897
 Capital shares sold                                                  13,820
Deferred organization costs (Note 1)                                 125,679
                                                                 -----------
  Total assets                                                    52,991,040
                                                                 -----------
LIABILITIES:
Payables:
 Dividends and distributions                                         476,599
 Management fee                                                       28,017
 Securities purchased                                                 15,432
 Capital shares redeemed                                               8,627
 Accounts payable                                                    117,900
                                                                 -----------
  Total liabilities                                                  646,575
                                                                 -----------
NET ASSETS                                                       $52,344,465
                                                                 ===========
Net asset value, maximum offering price and redemption price per share ($52,344,465/5,551,689 shares of beneficial
 interest outstanding with an unlimited number of no par value
 shares authorized)                                              $      9.43
                                                                 ===========
Composition of net assets:
 Aggregate paid in capital                                        41,163,194
 Net unrealized appreciation of investments                       11,367,464
 Accumulated net realized loss                                      (186,193)
                                                                 -----------
                                                                 $52,344,465
                                                                 ===========
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
INCOME:
Dividends                                                        $   998,269
Interest                                                             170,622
                                                                 -----------
  Total income                                                     1,168,891
EXPENSES:
Management (Note 2)                                     709,773
Administrative (Note 2)                                 154,298
Professional                                             78,058
Custodian                                                63,385
Transfer agent                                           40,112
Amortization of deferred organization costs (Note 1)     36,679
Registration                                             33,083
Trustees                                                 14,789
Shareholder reports                                      18,947
Other                                                    47,476
                                                      ---------
                                                      1,196,600
Fees waived by the Manager (Note 2)                    (309,371)
                                                      ---------
  Total expenses                                                     887,229
                                                                 -----------
  Net investment income                                              281,662
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS: (NOTE 3)
Net realized gain from investments                                16,811,492
Net change in unrealized appreciation of
 investments                                                       4,160,496
                                                                 -----------
Net gain on investments                                           20,971,988
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $21,253,650
                                                                 ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE PERIOD
                                                 FOR THE      JANUARY 2, 1996+
                                               YEAR ENDED          THROUGH
                                            DECEMBER 31, 1997 DECEMBER 31, 1996
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income                         $   281,662       $   636,451
 Net realized gain from
  investments                                   16,811,492         3,873,251
 Net change in unrealized appreciation of
  investments                                    4,160,496         7,206,968
                                               -----------       -----------
 Net increase in net assets
  resulting from operations                     21,253,650        11,716,670
                                               -----------       -----------
 Dividends to shareholders from:
 Net investment income                            (303,171)         (636,451)
 Net realized gain from investments (Note
  1)                                           (16,788,108)       (4,140,898)
                                               -----------       -----------
                                               (17,091,279)       (4,777,349)
                                               -----------       -----------
Capital share transactions*:
 Net proceeds from sales of shares               7,740,702        17,868,048
 Net asset value of shares issued in ex-
  change for
  assets (Note 4)                                      --         86,821,580
 Reinvestment of dividends                      16,614,680         4,485,469
                                               -----------       -----------
                                                24,355,382       109,175,097
 Cost of shares redeemed                       (64,780,647)      (27,607,060)
                                               -----------       -----------
 Increase (decrease) in net assets
  resulting from capital share transactions    (40,425,265)       81,568,037
                                               -----------       -----------
 Total (decrease) increase in net assets       (36,262,893)       88,507,358
NET ASSETS:
 Beginning of period                            88,607,358           100,000
                                               -----------       -----------
 End of period                                 $52,344,465       $88,607,358
                                               ===========       ===========
*SHARES OF BENEFICIAL INTEREST ISSUED
 AND REDEEMED:
 Shares sold                                       642,486         1,736,140
 Shares issued in connection with an ex-
  change of assets (Note 4)                            --          8,588,497
 Reinvestment of dividends                       1,761,896           414,553
                                               -----------       -----------
                                                 2,404,382        10,739,190
 Shares redeemed                                (5,043,314)       (2,558,569)
                                               -----------       -----------
 Net increase (decrease)                        (2,638,932)        8,180,621
                                               ===========       ===========

+ Commencement of Operations.

                       See Notes to Financial Statements.

                        EAI Select Managers Equity Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                 FOR THE        FOR THE PERIOD
                                                  YEAR        JANUARY 2, 1996(A)
                                                  ENDED               TO
                                            DECEMBER 31, 1997 DECEMBER 31, 1996
                                            ----------------- ------------------
Net Asset Value, Beginning of Period......        $10.82            $10.00
                                                  ------            ------
Income From Investment Operations:
 Net Investment Income....................          0.08              0.08
 Net Gain on Investments (both realized             3.04              1.35
  and unrealized).........................        ------            ------
Total From Investment Operations..........          3.12              1.43
                                                  ------            ------
Less Distributions from:
 Net Investment Income....................         (0.08)            (0.08)
 Net Realized Gain on Investments.........         (4.43)            (0.53)
                                                  ------            ------
Total Distributions.......................         (4.51)            (0.61)
                                                  ------            ------
Net Asset Value, End of Period............        $ 9.43            $10.82
                                                  ======            ======
Total Investment Return(b)................         28.84%            14.30%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)...........       $52,344           $88,607
Ratio of Gross Expenses to Average Net As-
 sets ....................................          1.55%             1.50%(d)
Ratio of Net Expenses to Average Net As-
 sets.....................................          1.15%             1.15%(d)
Ratio of Net Investment Income to Average
 Net Assets(c)............................          0.37%             0.73%(d)
Portfolio Turnover Rate...................            78%              174%
Average Commission Rate Paid..............       $0.0539           $0.0508

-------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the payable date and a redemption on the last day of the period. Total return for the period ended December 31, 1996 was not annualized.
(c) Ratios would have been (0.03%) and 0.38%, respectively, had the Manager not waived expenses.
(d) Annualized.
                      See Notes to Financial Statements.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

EAI Select Managers Equity Fund (the "Fund"), organized as a Massachusetts business trust on September 27, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to achieve long-term capital appreciation. The Fund had no operations prior to January 2, 1996 except for the sale to Evaluation Associates Capital Markets, Inc. (the "Manager") of 10,000 shares for $100,000.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements are presented in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the principal markets for such securities on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the last bid price. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost, which, with accrued interest, approximates value. Securities for which quotations are not readily available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the period ended December 31, 1997, net realized gain on investments for book purposes was more than those for tax purposes, primarily due to the net reversal of $58,677 in realized losses due to wash sales.

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
D. OTHER--Interest income is accrued as earned. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities are determined on the specific identified cost method.

E. ORGANIZATION COSTS--Deferred organization costs of $209,315 will be amortized over a period not to exceed five years from the commencement of operations. In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by the Manager prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of redemption) of the then unamortized deferred organization costs as of the date of such redemption. In the event that the Fund liquidates before the deferred organization costs are fully amortized, the Manager shall bear such unamortized deferred organization costs.

NOTE 2--AGREEMENTS AND TRANSACTIONS OF RELATED PARTIES--The Manager, a wholly owned subsidiary of EAI Partners, L.P. (the "Parent"), earned fees of $709,773 for the year ended December 31, 1997 for management of the Fund. The fee is based on an annual rate of 0.92% of average daily net assets. For the year ended December 31, 1997, the Manager agreed to waive management fees in the amount of $309,371 which represents the amount exceeding a self imposed expense limitation of 1.15% of average daily net assets. Such limitation will be in effect until December 31, 1998.

Certain of the officers and trustees of the Fund are officers, directors, or partners of the Manager or Parent.

Affiliates of the Manager or Parent and counsel to the Fund hold 1,665,176 shares (30.0%) and 1,267,998 shares (22.8%), respectively, of the outstanding shares of the Fund. Additionally 1,450,223 shares are owned by four other shareholders, each of whom own more than 5% but less than 9% of the outstanding shares of the Fund.

The Manager pays from its management fees each Subadviser a fee at the annual rate of .375 of 1% of the average monthly assets of the Fund managed by that Subadviser. As of December 31, 1997, the Subadvisers are Liberty Investment Management, Bennett Lawrence Management LLC, Iridian Asset Management LLC, Inc., Equinox Capital Management, Inc., Mastrapasgua & Associates, Inc. and Siphron Capital Management.

In accordance with a Portfolio Accounting and Administration Agreement with Van Eck Associates Corporation ("Van Eck"), the Fund paid Van Eck $154,298 for the year ended December 31, 1997. The annual fee is graduated, beginning at .20 of 1% of monthly average net assets of less than $100 million to .12 of 1% of monthly average net assets in excess of $260 million.

The Fund accrued $52,557 in legal fees payable to Day, Berry and Howard, counsel to the Fund, for the year ended December 31, 1997 for legal services in conjunction with the Fund's ongoing operations.

DISTRIBUTION AGREEMENT--Under the terms of a Distribution Agreement with the Fund, EAI Securities Inc., a wholly owned subsidiary of the Parent, serves as the Distributor of the Fund's Shares. EAI Securities Inc., does not receive any fees for services provided pursuant to this agreement.

NOTE 3--PURCHASES AND SALES--Purchases and sales of securities, other than short-term obligations, aggregated $56,851,274 and $111,163,118, respectively, for the year ended December 31, 1997. For federal income tax purposes the cost of investments owned at December 31, 1997 was $41,542,810.

As of December 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $11,211,860 of which $11,875,756 related to appreciated securities and $663,896 related to depreciated securities.

NOTE 4--CAPITAL SHARES--Capital shares of the Fund were issued in connection with exchanges of capital shares for assets as follows:

                                                             WR
                                             THE EAI     INVESTMENT
                                               SMALL      PARTNERS
                                             MANAGERS    LONG EQUITY
                                            EQUITY FUND   FUND L.P.     TOTAL
                                           ------------ ------------ -----------
Fund Issued:
Date......................................     1/02/96      5/01/96
Shares....................................   7,250,470    1,338,027    8,588,497
Net Asset Value........................... $     10.00  $     10.70
Fund Received as Payment:
Securities at value....................... $66,925,766  $13,594,809  $80,520,575
Cash......................................   5,578,930      722,075    6,301,005
                                           -----------  -----------  -----------
Total Value............................... $72,504,696  $14,316,884  $86,821,580
                                           ===========  ===========  ===========

The aggregate net assets of the Fund immediately before the exchanges were $100,000 on January 2, 1996 and $81,893,509 on May 1, 1996.

NOTE 5--COLLATERAL--Collateral for repurchase agreements is held by the Fund's custodian, the value of which must be at least 102% of the underlying debt obligation. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees
and Shareholders of EAI Select Managers Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of EAI Select Managers Equity Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included the confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

January 27, 1998

TAX INFORMATION (UNAUDITED)
By now shareholders to whom year-end tax reporting is required by the IRS should have received their 1997 Form 1099 DIV from the Fund.

During the year ended December 31, 1997, the Fund paid a dividend in the amount of $4.51 per share. This dividend was comprised of net investment income and short term capital gain of $2.31 per share and long term capital gain of $2.20 per share.

The Taxpayer Relief Act of 1997 (the Act) affects the manner in which long term capital gains are reported on income tax returns. As a result of the Act, the Fund's long term capital gain distribution is allocated 59.055% to the 28 Percent Rate Gain and the remainder 40.945% to the 20 Percent Rate Gain category.

For the year ended December 31, 1997, 100% of the income paid qualified for the dividends received deduction available to corporations.

Shareholders are advised to consult with their own tax advisors as to the Federal, state and local tax status of the income received.

  EAI Select

-----------------

   Managers

-----------------

  Equity Fund

-----------------

     Annual

-----------------

     Report

-----------------

December 31, 1997


LOGO EAI SELECT


Investment Manager
Evaluation Associates Capital Markets, Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958

Administrator
Van Eck Associates Corporation
99 Park Avenue
New York, NY 10016

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Day, Berry & Howard
CityPlace
Hartford, CT 06103

Transfer Agent
DST Systems, Inc.
1004 Baltimore
Kansas City, MO 64105-1802

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108

----------------------------------------------------------------------------
This report must be accompanied or preceded by an effective prospectus which includes more complete information such as charges and expenses. For a prospectus and additional information about EAI Select Managers Equity Fund, please call the number listed below.


LOGO EAI SELECT

EAI Select Managers Equity Fund
EAI Securities Inc. -- Distributor
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958
(203) 855-2200

FR1998-0216-0007